EXHIBIT 10.5

Option No. 99-_____

FINDWHAT.COM
INCENTIVE STOCK OPTION
AGREEMENT

     AGREEMENT made as of the ___ day of ___________, _______ (the “Grant Date”) by and between FINDWHAT.COM, INC., a Delaware corporation, having its office and principal place of business located at 5220 Summerlin Commons Blvd., Fort Myers, FL 33907 (the “Corporation”) and _______________________ (the “Holder”).

W I T N E S S E T H:

     WHEREAS, on the Grant Date, the Corporation authorized the grant to the Holder of an option to purchase an aggregate of ____________ shares of the authorized but unissued Common Stock of the Corporation, $.001 par value (the “Stock”), pursuant to the Corporation’s 1999 Stock Incentive Plan (the “Plan”), conditioned upon the Holder’s acceptance thereof upon the terms and conditions set forth in this Agreement; and

     WHEREAS, the Holder desires to acquire said option on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions herein contained and for other good and valuable consideration, the parties hereto agree as follows:

A.	The Corporation hereby grants to the Holder the right and option (hereinafter called the “Option”), to purchase all or any part of an aggregate _________ shares of Stock on the terms and conditions herein set forth and in the Plan, which is incorporated by reference herein. The Holder acknowledges receipt of a copy of the Plan.

B.	The Holder is an employee of the Company and this Option shall be deemed to be an incentive stock option.

C.	The purchase price (“Purchase Price”) of each share of Stock subject to this Option shall be $_________ subject to adjustment as provided in section G hereof.

D.	This Option may be exercised, from time to time, in full or in part, by the Holder to the extent it is vested (as specified below) and shall remain exercisable (subject to the provisions herein) until it has been exercised as to all of the shares of Stock or the [ ] anniversary of the Grant Date (the “Exercise Period”), whichever occurs first. Unless terminated in accordance with the Plan, this Option will vest at the rate of 25% per year from the Grant Date, but only if the Holder has remained in the continuous employ of the Corporation from the Grant Date to the date of vesting. Notwithstanding any terms, conditions or language to the contrary contained in the Plan, in the event the Holder’s employment by the Corporation or any of its subsidiaries is terminated (for any reason other than death, disability or discharge for cause, as defined in the Plan) any Option granted to the Holder or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall terminate unless, such Option, to the extent exercisable at termination, is exercised within the earlier of three (3) months after the Holder ceases to be an employee or the date of expiration of the Option. If the Holder’s employment is terminated for cause, as defined in the Plan, any Option or unexercised portion thereof granted to the Holder shall terminate and be of no further force and effect from the date of discharge.

[For Use with Certain Executive Agreements]
[This Option may be exercised, from time to time, in full or in part, by the Holder to the extent it is vested (as specified below) and shall remain exercisable (subject to the provisions herein) until it has been exercised as to all of the shares of Stock or the _____ anniversary of the Grant Date (the “Exercise Period”), whichever occurs first. Unless terminated in accordance with the Plan, this Option will vest in accordance with the following schedule, but only if the Holder has remained in the continuous employ of the Corporation from the Grant Date to the date of vesting:

                                                  Date                                                       Options Exercisable

Notwithstanding the forgoing or any terms, conditions or language to the contrary contained in the Plan:

1.	in the event the Holder’s employment by the Corporation or any of its subsidiaries is terminated (1) by the Corporation without Cause (as defined in Executive’s [Amended and Restated] Employment Agreement with the Corporation as of ___________ (the “Employment Agreement”)) or by Executive for Good Reason (as defined in the Employment Agreement), or (2) there is a Change in Control of the Company (as defined in the Employment Agreement), any unvested Option granted to the Holder or unexercised portion thereof shall immediately fully vest and remain exercisable until the tenth anniversary of the Grant Date;

2.	in the event the Holder’s employment by the Corporation or any of its subsidiaries is terminated for any reason (other than the events set forth in paragraph D(1), death or disability, as defined in the Plan, or discharge by the Corporation for Cause, as defined in the Employment Agreement), any Option granted to the Holder or unexercised portion thereof which was otherwise exercisable on the Termination Date (as defined in the Employment Agreement) shall terminate unless such Option, to the extent exercisable at termination, is exercised within the earlier of three (3) months after the Termination Date and the date of expiration of the Exercise Period; and

3.	if the Holder’s employment is terminated for Cause, as defined in the Employment Agreement, any Option or unexercised portion thereof granted to the Holder shall terminate and be of no further force and effect from the date of discharge.]

E.	The Purchase Price of the shares of Stock as to which the Option is exercised shall be paid in full at the time of exercise by cash or check payable to the order of the Corporation. The Holder shall not have any of the rights of a stockholder with respect to the Stock covered by the Option until the date of the issuance of a stock certificate to Holder for such shares of Stock.

F.

1.	Except as provided in paragraph F(2), this Option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this Option or any right or privilege conferred hereby, contrary to the provisions hereof, or upon the levy of any attachment or similar process on the rights and privileges conferred hereby, this Option and the rights and privileges conferred hereby shall immediately become null and void.

2.	Upon the death of the Holder, any Option granted to him or the unexercised portion thereof, which was otherwise exercisable on his date of death, shall terminate unless such Option to the extent exercisable at death is exercised by the executor or administrator of his estate, within the earlier of three (3) months following the Holder’s death or the date of the expiration of the Option.

3.	The Board of Directors of the Corporation or the Corporation’s Stock Incentive Committee (the “Committee”), as the case may be, may require, as a condition to the sale of Stock or the exercise of any Option, that the person exercising such Option give to the Corporation such documents including such appropriate investment representations as may be required by counsel for the Corporation and such additional agreements and documents as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Corporation.

G.

1.	If the outstanding shares of Stock of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of stock or securities of the Corporation or stock of a different par value or without par value, through reorganization, recapitalization, reclassification, stock dividend, stock split, forward or reverse stock split or otherwise, an appropriate and proportionate adjustment shall be made in the maximum number and/or kind of securities allocated to this Option, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding Options, but with a corresponding adjustment in the price for each share of Stock or other unit of any security covered by this Option.

2.	Adjustments under this section G or any other adjustment in the terms of this Agreement made in accordance with the terms of the Plan as a result of a merger, consolidation, sale of substantially all of the Corporation’s assets or similar transaction affecting the Corporation as specified in section 3 of the Plan, shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final binding and conclusive. No fractional shares of Stock shall be issued under the Plan or any such adjustment.

H.	Subject to the terms and conditions of this Agreement, the Option may be exercised with respect to all or any portion of the Stock subject hereto by the delivery to the Corporation, at its principal place of business of (a) the written Notice of Exercise in the form attached hereto as Exhibit A, which is incorporated herein by reference, specifying the number of shares of Stock with respect to which the Option is being exercised and signed by the person exercising the Option as provided herein, (b) payment of the Purchase Price and (c) payment of any withholding tax that the Corporation may be required to withhold as a result of exercises of the Option by the Holder. Subject to the provisions of the Plan, the Corporation shall issue and deliver a certificate or certificates representing said Stock as soon as practicable after the notice and payment is so received. The certificate or certificates for the Stock as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option, and shall be delivered as aforesaid to or upon written order of the person or persons exercising the Option. In the event the Option is being exercised pursuant to the Plan by any person or persons other than the Holder, the notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option.

I.	Except as otherwise provided herein, in the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the Plan shall in all respects be controlling.

J.	All offers, acceptances, notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the parties at their respective addresses set forth herein, or to such other address as either shall have specified by notice in writing to the other. Same shall be deemed given hereunder when so delivered or received, as the case may be.

K.	Neither any failure nor any delay by any party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in a written document signed by the other party, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given, and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

L.	This Agreement constitutes the entire Agreement between the parties with respect to the subject matter hereof.

M.	This Agreement shall inure to the benefit of and be binding upon the parties hereto and to the extent not prohibited herein, their respective heirs, successors and assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

N.	This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

FINDWHAT.COM, INC.

By:__________________________
Name:
Title:

HOLDER: _____________________________

EXHIBIT A

NOTICE OF EXERCISE OF
FINDWHAT.COM INCENTIVE STOCK OPTION
TO PURCHASE COMMON STOCK OF
FINDWHAT.COM

Name __________________________

Address _______________________

_______________________________

Date __________________________

FindWhat.com
5220 Summerlin Commons Blvd.
Fort Myers, FL 33907

Attention: President

Re:      Exercise of FindWhat.com Stock Option

Gentlemen:

          Subject to acceptance hereof in writing by FindWhat.com, Inc. (the “Company”) pursuant to the provisions of the FindWhat.com 1999 Stock Option Plan, I hereby elect to exercise options granted to me to purchase ________ shares of $.001 par value common stock of the Company (the “Common Stock”) under the FindWhat.com Incentive Stock Option Agreement dated as of ___________, _______ (the “Agreement”), at $__________ per share (subject to adjustment as provided in the Agreement).

          Enclosed is a check in the amount of $_________, representing the full purchase price, payable to the order of FindWhat.com. If applicable, I have also enclosed a check payable to FindWhat.com representing payment of applicable withholding taxes.

          As soon as the Stock Certificate is registered in my name, please deliver it to me at the above address.

          Unless the issuance of the shares of Common Stock being purchased by me pursuant to the Agreement are subject to an effective registration statement under the Securities Act of 1933 (the “Act”), I hereby represent, warrant, covenant and agree with the Company as follows:

The shares of the Common Stock being acquired by me will be acquired for my own account for investment and without the intent of participating, directly or indirectly, in a distribution of the Common Stock and not with a view to, or for resale in connection with, any distribution of the Common Stock, nor am I aware of the existence of any distribution of the Common Stock;

I am not acquiring the Common Stock based upon any representation, oral or written, by any person with respect to the future value of, or income from, the Common Stock but rather upon an independent examination and judgment as to the prospects of the Company;

The Common Stock was not offered to me by means of publicly disseminated advertisements or sales literature, nor am I aware of any offers made to other persons by such means;

I am able to bear the economic risks of the investment in the Common Stock, including the risk of a complete loss of my investment therein;

I have and have had complete access to and the opportunity to review and make copies of all material documents related to the business of the Company. I have examined such of these documents as I wished and am familiar with the business and affairs of the Company. I realize that the purchase of the Common Stock is a speculative investment, that any possible profit therefrom is uncertain and that I may lose my entire investment;

I have had the opportunity to ask questions of and receive answers from the Company and any person acting on its behalf and to obtain all material information reasonably available with respect to the Company and its affairs. I have received all information and data with respect to the Company which I have requested and which I have deemed relevant in connection with the evaluation of the merits and risks of my investment in the Company;

I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the purchase of the shares of Common Stock hereunder and I am able to bear the economic risks of such purchase; and

The agreements, representations, warranties and covenants made by me herein extend to and apply to all of the Common Stock of the Company issued to me pursuant to the Option of which this exhibit forms a part. Acceptance by me of the certificate representing such Common Stock shall constitute a confirmation by the undersigned that all such agreements, representations, warranties and covenants made herein by the undersigned shall be true and correct at such time.

I understand that the certificates representing the shares of Common Stock being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.

Very truly yours,

_______________________

–––––––––––––––––––––

AGREED TO AND ACCEPTED:

FINDWHAT.COM, INC.

By: _______________________________

Title: ____________________________

Number of Shares
Exercised: ________________________

Number of Shares
Remaining: ________________________           Date: ___________________